EXHIBIT 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report on Form 20-F/A of IRSA Propiedades Comerciales S.A. (the “Company”) for the fiscal year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Matías I. Gaivironsky, as Chief Financial and Administrative Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934.

IRSA Propiedades Comerciales S.A.

January 06, 2020	By:	/s/ Matias I. Gaivironsky
Matias I. Gaivironsky
Chief Financial and Administrative Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except as to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.